UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

                  Advantage Global SmallCap Fund

                  Mid Cap Dividend Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

Managed Account Series

▶	Advantage Global SmallCap Fund

▶	Mid Cap Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month

U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%

U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58

International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)

Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)

3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04

U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of February 28, 2019	Advantage Global SmallCap Fund

Investment Objective

Advantage Global SmallCap Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On November 13, 2018, the Board of Trustees approved a proposal to liquidate the Fund. Effective January 15, 2019, the Fund no longer accepted purchase orders from new investors or existing shareholders. The liquidation was completed on March 15, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended February 28, 2019, the Fund performed in line with the MSCI All Country World Small Cap Index and underperformed the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

As both the fourth quarter 2018 sell-off and the rebound seen over the first two months of 2019 were largely driven by broad geopolitical and macro-economic factors, the market movements were often disconnected with the company-specific sentiment of management and market participants. This disconnect created a difficult environment for sentiment- and trend-based signals and resulted in these insights broadly detracting from relative performance for the period. For example, an insight that gauges sell-side analyst sentiment by capturing changes in analyst recommendations and expectations was a notable detractor throughout the period. Similarly, a signal that evaluates broker sentiment by analyzing sell-side research reports and identifying unique aspects of those reports further detracted. Also among trend- and sentiment-based insights, text-based analyses of management conference calls to determine longer-term trends in company fundamentals was a drag on relative performance for the period. While certain value-based insights were additive, capturing investor flows to identify crowded trades and take contrarian positions detracted from relative returns. From a regional perspective, poor security selection in several emerging markets countries, particularly among Brazilian and South African companies, hindered relative performance. Negative stock selection within the Canadian market further detracted from relative returns, particularly in the materials and consumer discretionary sectors.

As discussed above, after a fourth quarter sell-off driven by slowing global growth and a series of negative geopolitical factors, markets rallied in early 2019 sparked by hopes for more supportive central bank policies and an easing of global trade tensions. During the six-month period’s prevailing uncertainties and market swings, investors returned their focus to company fundamentals and to finding quality businesses offering sustainable growth prospects. In this vein, the Fund’s fundamental insights, particularly quality measures, were the primary drivers of positive relative returns over the course of the period. Among these insights, signals that identify companies with improving cash flows by way of efficient capital allocation were additive to relative performance. Although there was not a noticeable rotation to value over the period, evaluating alternative measures of value such as identifying meaningful price dispersions between highly correlated stocks proved additive over the period as well. While the Fund maintained a neutral allocation to Europe over the period, strong stock selection within the region, particularly among French, Dutch and Swedish companies, bolstered relative return. The Fund’s overweight position in Turkey also proved beneficial for the period, as a rebound in the lira along with declines in both inflation and dollar-denominated debt propelled the market upwards.

Describe recent portfolio activity.

During the six-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new signals were added within the stock selection group of insights. These included an insight that expands upon earlier research for machine learned signal combination. The new signal uses the full library of the investment adviser’s researched insights and through machine learning, creates bespoke portfolios of those insights at a security level. Elsewhere, there was inclusion of fundamental stock selection insights that seek to identify sustainability measures across companies. These included capturing greenhouse gas emissions as a business cost and an insight that identifies diversity in corporate management.

The Fund’s cash balance was modestly elevated at times during the period. However, as the investment adviser uses futures contracts to equitize the cash and prevent a drag on performance, the cash levels had no material impact on overall Fund performance.

Describe portfolio positioning at period end.

Relative to the MSCI All Country World Small Cap Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the consumer discretionary and consumer staples sectors and slight underweight positions in the financials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of February 28, 2019 (continued)	Advantage Global SmallCap Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Chemed Corp.	1%
Dream Office Real Estate Investment Trust	1
Insperity, Inc.	1
Synovus Financial Corp.	1
Royal Unibrew A/S	1
Evercore, Inc., Class A	1
Bovis Homes Group PLC	1
Tekfen Holding A/S	1
Cheesecake Factory, Inc.	1
Aecon Group, Inc.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	51%
Japan	10
United Kingdom	5
Canada	4
Germany	3
Australia	2
Denmark	2
Taiwan	2
India	2
Sweden	2
Norway	2
Other(a)	15

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

Performance Summary for the Period Ended February 28, 2019

		Average Annual Total Returns(a)(b)(c)
	6-Month Total Returns	1 Year	5 Years	10 Years
Advantage Global SmallCap Fund	(6.94)%	(2.28)%	4.08%	13.74%
MSCI World Index(d)	(3.34)	0.43	6.53	13.05
MSCI All Country World Small Cap Index(e)	(6.92)	(2.35)	5.60	15.32

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.
(b)	See “About Fund Performance” on page 8.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in small cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Global SmallCap Portfolio.

(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(e)	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period(a)	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Advantage Global SmallCap Fund	$1,000.00	$930.60	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of February 28, 2019	Mid Cap Dividend Fund

Investment Objective

Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

On November 13, 2018, the Board of Trustees approved a proposal to liquidate the Fund. Effective January 15, 2019, the Fund no longer accepted purchase orders from new investors or existing shareholders. The liquidation was completed on March 15, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended February 28, 2019, the Fund underperformed its benchmark, the Russell MidCap® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

The largest detractor from the Fund’s relative performance during the period was a combination of stock selection and allocation decisions in the utilities sector. More specifically, an underweight exposure to the multi-utilities sector weighed on the Fund’s return, while selection among electric utilities was detrimental as well. Stock selection among materials firms was also challenged, most notably within the containers & packaging industry. Selection within the chemicals industry was also a source of underperformance within materials. With respect to the real estate sector, underweight exposure was the primary constraint on relative return while stock selection also negatively impacted the portfolio. In addition, selection in both the consumer discretionary and consumer staples sectors hampered Fund performance. Lastly, stock selection in health care, primarily among health care equipment & supplies firms, was a source of underperformance.

The largest positive contributor to relative performance for the period was stock selection in the information technology (“IT”) sector. Notably, selection in the software industry proved beneficial, as did selection decisions within and underweight exposure to semiconductors and semiconductor equipment firms. In terms of specific names, overweight exposures to Dell Technologies Inc., Constellation Software Inc. and Marvell Technology Group Ltd. enhanced Fund performance within IT. Stock selection in the communication services sector was the next largest contributor to relative return, as selection in both the wireless telecommunication services and diversified telecommunication services industries contributed to performance. Stock selection in energy also proved favorable, although an overweight exposure to the sector was a drag on Fund results.

Describe recent portfolio activity.

During the six-month period, the Fund’s exposure to the financials, industrials and communication services sectors was increased. Conversely, the allocation to the utilities and IT sectors was reduced.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, IT and health care sectors. Relative to the benchmark, the largest overweight positions were in financials, health care and energy. Conversely, the largest relative underweights were in the real estate, utilities and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

FirstEnergy Corp.	3%
Koninklijke Philips NV	2
Regions Financial Corp.	2
Telephone & Data Systems, Inc.	2
Brighthouse Financial, Inc.	2
Marvell Technology Group Ltd.	2
Hess Corp.	2
Williams Cos., Inc.	2
KeyCorp	2
Avnet, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	26%
Information Technology	11
Health Care	10
Industrials	9
Energy	8
Consumer Discretionary	7
Utilities	7
Real Estate	6
Materials	5
Consumer Staples	4
Communication Services	3
Short-Term Securities	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Fund Summary as of February 28, 2019 (continued)	Mid Cap Dividend Fund

Performance Summary for the Period Ended February 28, 2019

		Average Annual Total Returns(a)(b)(c)
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Dividend Fund	(5.28)%	2.64%	6.48%	16.46%
Russell MidCap® Value Index(d)	(3.98)	2.63	7.44	17.31

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.
(b)	See “About Fund Performance” on page 8.
(c)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Mid Cap Value Opportunities Portfolio.

(d)

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float adjusted, capitalization-weighted index of approximately 793 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $10 million and $85 billion, although this range may change from time to time.

Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period(a)	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Mid Cap Dividend Fund	$1,000.00	$947.20	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC, each Fund’s investment adviser, has contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. This agreement has no fixed termination date. Without such waiver and/or reimbursement, each Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on September 1, 2018 and held through February 28, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) February 28, 2019	Advantage Global SmallCap Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.7%

Australia — 1.6%
Adelaide Brighton Ltd.	11,073	$37,406
CSR Ltd.	13,932	33,192
IDP Education Ltd.	4,796	50,647
Iluka Resources Ltd.	26,440	172,007
Mineral Resources Ltd.	9,455	100,766
Regis Resources Ltd.	31,208	117,919
Shopping Centres Australasia Property Group	870	1,488
St Barbara Ltd.	6,328	19,979
WiseTech Global Ltd.	441	6,023

		539,427

Austria — 0.7%
Oesterreichische Post AG	2,880	114,107
Telekom Austria AG	452	3,354
Wienerberger AG	5,929	134,172

		251,633

Belgium — 0.5%
D’ieteren SA/NV	3,690	140,023
Galapagos NV (a)	210	20,554

		160,577

Brazil — 0.7%
Qualicorp Consultoria e Corretora de Seguros SA	1,700	6,965
SLC AgriCola SA	11,531	126,787
Tupy SA	19,504	95,906
Yamana Gold, Inc.	4,870	12,657

		242,315

Canada — 3.0%
Aecon Group, Inc.	22,255	310,499
Aritzia, Inc., Subordinate Voting Shares (a)	1,847	22,681
Canaccord Genuity Group, Inc.	1,801	8,855
Canfor Corp. (a)	88	946
Dream Office Real Estate Investment Trust	21,305	402,317
Enghouse Systems Ltd.	1,411	40,863
Fortuna Silver Mines, Inc. (a)	2,992	11,232
Labrador Iron Ore Royalty Corp.	516	12,869
Martinrea International, Inc.	3,569	33,278
Pason Systems, Inc.	7,267	111,881
TFI International, Inc.	1,658	51,090

		1,006,511

China — 1.4%
361 Degrees International Ltd.	110,000	21,717
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	27,000	46,571
China Lilang Ltd.	14,000	13,421
China Shineway Pharmaceutical Group Ltd.	24,000	25,126
China Suntien Green Energy Corp. Ltd., H Shares	165,000	45,773
China Yuchai International Ltd.	2,366	45,498
CITIC Telecom International Holdings Ltd.	98,000	36,444
CT Environmental Group Ltd.	74,000	3,627
Li Ning Co. Ltd. (a)	18,000	25,243
Lonking Holdings Ltd.	347,000	116,211
Shanghai Haohai Biological Technology Co. Ltd., H Shares (b)	1,500	9,177
Shougang Fushan Resources Group Ltd.	82,000	18,588
Tianneng Power International Ltd.	52,000	50,958
West China Cement Ltd.	88,000	13,236
Xtep International Holdings Ltd.	12,500	8,200

		479,790

Denmark — 1.9%
GN Store Nord A/S	3,511	169,105
Rockwool International A/S, Class B	430	104,920

Security	Shares	Value

Denmark (continued)
Royal Unibrew A/S	5,179	$382,903

		656,928

Finland — 0.3%
Kesko OYJ, Class B	792	47,271
Ramirent OYJ	6,953	47,354
Sanoma OYJ	87	865
Valmet OYJ	553	13,768

		109,258

France — 0.9%
Cie des Alpes	216	6,216
Gaztransport Et Technigaz SA	2,672	240,172
Mersen SA	591	19,108
Metropole Television SA	2,261	41,409

		306,905

Germany — 2.8%
Amadeus Fire AG	1,531	160,941
Deutz AG	1,609	11,651
Elmos Semiconductor AG	4,999	137,830
Hamborner REIT AG	2,825	28,623
Jenoptik AG	4,683	170,562
Koenig & Bauer AG	118	5,456
MorphoSys AG (a)	176	18,087
Nemetschek SE	233	34,007
Rational AG	139	91,185
Salzgitter AG	699	21,362
Software AG	7,492	273,668

		953,372

Hong Kong — 1.0%
Champion REIT	90,000	71,981
First Pacific Co. Ltd.	86,000	34,837
Giordano International Ltd.	58,000	28,723
HKBN Ltd.	116,000	180,587
Road King Infrastructure Ltd.	15,000	28,674

		344,802

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	12,130	20,423

India — 1.9%
Birlasoft Ltd.	43,190	65,964
Edelweiss Financial Services Ltd.	20,300	39,106
Gujarat State Petronet Ltd.	2,364	5,229
KEC International Ltd.	1,781	6,626
KPIT Engineering Ltd. (a)	46,818	52,718
Mphasis Ltd.	13,326	195,037
NIIT Technologies Ltd.	6,328	117,577
Reliance Capital Ltd.	23,743	57,734
Sanofi India Ltd.	812	68,151
Sterlite Technologies Ltd.	6,289	21,384

		629,526

Israel — 0.9%
Radware Ltd. (a)	11,613	291,602

Italy — 0.5%
Fincantieri SpA	51,290	73,261
Interpump Group SpA	242	7,839
RAI Way SpA (b)	13,812	75,175
Saras SpA	9,054	17,923

		174,198

Japan — 9.4%
ADEKA Corp.	1,100	16,412
Advantest Corp.	1,800	42,530
Aida Engineering Ltd.	18,400	134,484
Anritsu Corp.	1,400	27,827
ASKA Pharmaceutical Co. Ltd.	3,400	39,621

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Avex, Inc.	3,800	$49,642
Capcom Co. Ltd.	7,200	144,532
CMIC Holdings Co. Ltd.	800	12,526
cocokara fine, Inc.	100	4,476
Corona Corp.	600	5,819
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	700	19,858
Digital Garage, Inc.	4,400	119,144
DTS Corp.	300	11,440
en-japan, Inc.	500	16,159
Fancl Corp.	300	6,849
Ferrotec Holdings Corp.	8,200	77,305
Frontier Real Estate Investment Corp.	45	185,749
Fudo Tetra Corp.	400	5,928
Furukawa Co. Ltd.	500	6,523
Glory Ltd.	1,000	24,502
Hachijuni Bank Ltd.	12,100	50,494
Heiwa Corp.	800	15,848
Hitachi Capital Corp.	200	4,745
Hokuhoku Financial Group, Inc.	2,400	26,361
Horiba Ltd.	400	20,329
IBJ Leasing Co. Ltd.	2,300	56,740
Ichiyoshi Securities Co. Ltd.	600	4,767
Ines Corp.	2,600	30,405
Jaccs Co. Ltd.	900	15,556
Jafco Co. Ltd.	500	17,563
Japan Petroleum Exploration Co. Ltd.	200	4,156
Japan Steel Works Ltd.	2,600	47,143
J-Oil Mills, Inc.	200	7,133
Kaga Electronics Co. Ltd.	1,900	36,759
Kanamoto Co. Ltd.	2,300	60,652
Kasai Kogyo Co. Ltd.	900	7,475
Kissei Pharmaceutical Co. Ltd.	3,100	85,381
KYB Corp.	1,300	34,308
Kyokuto Securities Co. Ltd.	1,200	12,809
Lintec Corp.	5,100	115,911
Meitec Corp.	1,100	50,424
Mitsubishi Research Institute, Inc.	300	8,779
Mitsui E&S Holdings Co. Ltd. (a)	1,000	11,050
Modec, Inc.	1,300	35,193
Mori Trust Sogo REIT, Inc.	11	16,805
Nakanishi, Inc.	2,500	44,689
Nippon Soda Co. Ltd.	900	23,415
Nissin Corp.	400	6,921
Nitto Kohki Co. Ltd.	300	6,014
Noevir Holdings Co. Ltd.	500	24,114
North Pacific Bank Ltd.	16,600	45,941
NSD Co. Ltd.	1,800	40,786
Okasan Securities Group, Inc.	4,200	18,372
PeptiDream, Inc. (a)	400	19,032
Press Kogyo Co. Ltd.	2,800	15,429
Resorttrust, Inc.	1,300	18,051
SCSK Corp.	1,000	43,750
Seino Holdings Co. Ltd.	4,200	59,425
Senshu Ikeda Holdings, Inc.	66,800	177,905
Shinko Electric Industries Co. Ltd.	10,800	78,389
Shizuoka Gas Co. Ltd.	5,900	47,463
Suruga Bank Ltd.	13,100	63,204
Takara Bio, Inc.	300	6,853
Takara Leben Co. Ltd.	30,600	99,253
Tamron Co. Ltd.	1,600	31,046
T-Gaia Corp.	1,100	20,019
TIS, Inc.	5,400	251,782
TOC Co. Ltd.	2,100	15,225
Tochigi Bank Ltd.	5,000	10,538
Toenec Corp.	200	5,960
Toho Holdings Co. Ltd.	400	10,120
Tokai Tokyo Financial Holdings, Inc.	1,200	5,198
Tokyo Kiraboshi Financial Group, Inc.	2,200	32,211
Tokyo Ohka Kogyo Co. Ltd.	700	20,353

Security	Shares	Value

Japan (continued)
Toppan Forms Co. Ltd.	4,100	$35,562
TS Tech Co. Ltd.	3,300	96,391
UNITED, Inc.	800	11,532
Vital KSK Holdings, Inc.	1,200	12,121
Wacoal Holdings Corp.	500	12,564
Yamato Kogyo Co. Ltd.	600	16,608
Yurtec Corp.	2,000	16,148

		3,170,496

Malaysia — 0.5%
Bumi Armada Bhd (a)	156,200	6,919
Carlsberg Brewery Malaysia Bhd	19,500	117,367
FGV Holdings Bhd (a)	21,900	6,019
Malaysian Pacific Industries Bhd	18,900	45,828

		176,133

Mexico — 1.2%
Bolsa Mexicana de Valores SAB de CV	82,824	173,325
Corp. Inmobiliaria Vesta SAB de CV	68,500	99,474
Grupo Aeroportuario del Centro Norte SAB de CV	10,200	58,127
Grupo Comercial Chedraui SA de CV	25,586	50,385
Macquarie Mexico Real Estate Management SA de CV (b)	9,200	10,717

		392,028

Netherlands — 0.6%
Aalberts Industries NV	196	7,236
Arcadis NV	4,102	68,880
Argenx SE (a)	105	13,962
ASR Nederland NV	724	31,868
SBM Offshore NV	320	6,031
TomTom NV (a)	879	7,254
Wereldhave NV	2,577	75,111

		210,342

Norway — 1.2%
Aker Solutions ASA (a)	17,927	85,778
Petroleum Geo-Services ASA (a)	10,475	22,128
Salmar ASA	847	40,577
TGS NOPEC Geophysical Co. ASA	9,119	248,182

		396,665

Poland — 0.1%
Asseco Poland SA	1,728	24,248
Energa SA (a)	9,462	24,527

		48,775

Portugal — 0.8%
Altri SGPS SA	27,023	220,414
Semapa-Sociedade de Investimento e Gestao	2,128	37,130

		257,544

Singapore — 0.1%
Best World International Ltd.	10,200	18,470
First Real Estate Investment Trust	6,500	5,195

		23,665

South Africa — 0.8%
Adcock Ingram Holdings Ltd.	4,329	19,899
African Rainbow Minerals Ltd.	4,368	52,058
Astral Foods Ltd.	14,907	172,406
Blue Label Telecoms Ltd. (a)	86,898	28,116
Imperial Logistics Ltd.	3,555	16,215

		288,694

South Korea — 0.7%
Binggrae Co. Ltd.	1,177	73,255
Genexine Co. Ltd. (a)	53	4,077
Green Cross Holdings Corp.	229	5,318
Samchully Co. Ltd. (a)	101	8,571

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samjin Pharmaceutical Co. Ltd.	1,511	$54,339
Taekwang Industrial Co. Ltd.	66	88,023

		233,583

Spain — 1.0%
Almirall SA	6,803	119,000
Atresmedia Corp. de Medios de Comunicacion SA	4,515	22,413
Grupo Catalana Occidente SA	338	12,034
Mediaset Espana Comunicacion SA	15,623	117,183
Melia Hotels International SA	6,246	59,607

		330,237

Sweden — 1.7%
Betsson AB	11,109	89,232
BioGaia AB, Class B	245	11,404
Biotage AB	2,283	31,172
Hexpol AB	749	6,679
NetEnt AB	23,001	89,647
Nobina AB (b)	15,325	106,359
Ratos AB, Class B	13,044	28,521
SSAB AB, Class A	30,510	119,488
SSAB AB, Class B	16,490	54,217
Swedish Orphan Biovitrum AB (a)	1,141	24,794
Vitrolife AB	458	9,296

		570,809

Switzerland — 1.0%
Idorsia Ltd. (a)	389	6,632
Kardex AG, Registered Shares	71	9,440
Logitech International SA, Registered Shares	2,105	79,002
OC Oerlikon Corp. AG, Registered Shares	15,828	211,201
Swissquote Group Holding SA, Registered Shares	963	46,998

		353,273

Taiwan — 1.9%
Coretronic Corp.	140,000	210,716
E Ink Holdings, Inc.	37,000	38,723
Elan Microelectronics Corp.	19,000	55,152
Formosa Advanced Technologies Co. Ltd.	62,000	68,594
HannStar Display Corp.	135,000	31,067
Radiant Opto-Electronics Corp.	43,000	127,951
Sigurd Microelectronics Corp.	21,000	20,382
TCI Co. Ltd.	2,000	30,337
Tripod Technology Corp.	16,000	49,012
Xxentria Technology Materials Corp.	3,000	7,134

		639,068

Thailand — 1.4%
AP Thailand PCL — NVDR	281,500	62,920
Bangkok Chain Hospital PCL — NVDR	153,500	79,370
Beauty Community PCL	28,200	6,125
Major Cineplex Group PCL — NVDR	6,300	5,546
Quality Houses PCL — NVDR	1,000	97
SPCG PCL — NVDR	19,700	11,939
Thanachart Capital PCL — NVDR	153,800	271,975
Tisco Financial Group PCL — NVDR	8,100	22,488

		460,460

Turkey — 1.0%
Migros Ticaret A/S (a)	282	828
Tekfen Holding A/S	69,802	344,419

		345,247

United Kingdom — 4.9%
Abcam PLC	1,285	21,875
Bodycote PLC	1,083	10,901
Bovis Homes Group PLC	25,158	360,707
BTG PLC (a)	1,263	13,954
Dart Group PLC	8,841	94,169

Security	Shares	Value

United Kingdom (continued)
Dialog Semiconductor PLC (a)	333	$10,142
Electrocomponents PLC	31,879	234,035
EMIS Group PLC	12,655	159,457
Fevertree Drinks PLC	3,243	114,928
Genus PLC	574	16,673
Grainger PLC	11,278	36,948
IG Group Holdings PLC	26,299	196,907
Moneysupermarket.com Group PLC	18,873	86,258
National Express Group PLC	8,918	50,200
Pagegroup PLC	3,830	22,867
Safestore Holdings PLC	2,608	21,187
Softcat PLC	3,376	34,034
SSP Group PLC	96	846
Stock Spirits Group PLC	11,184	34,044
Victrex PLC	317	9,860
William Hill PLC	46,298	115,258

		1,645,250

United States — 49.2%
ACADIA Pharmaceuticals, Inc. (a)	468	12,402
Acceleron Pharma, Inc. (a)	159	7,002
Acorda Therapeutics, Inc. (a)	407	5,999
AG Mortgage Investment Trust, Inc.	2,811	49,980
Agios Pharmaceuticals, Inc. (a)	236	15,309
Aimmune Therapeutics, Inc. (a)	172	4,143
Alder Biopharmaceuticals, Inc. (a)	264	3,384
Allison Transmission Holdings, Inc.	2,246	111,626
AMAG Pharmaceuticals, Inc. (a)	496	7,385
Amedisys, Inc. (a)	6	746
American Eagle Outfitters, Inc.	9,571	195,248
American Equity Investment Life Holding Co.	561	17,756
Amicus Therapeutics, Inc. (a)	898	10,866
AnaptysBio, Inc. (a)	105	7,231
Apartment Investment & Management Co., Class A	3,793	185,591
Arch Coal, Inc., Class A	1,554	144,771
Archrock, Inc.	10,872	106,111
Arena Pharmaceuticals, Inc. (a)	205	10,234
Array BioPharma, Inc. (a)	899	20,623
Arrowhead Pharmaceuticals, Inc. (a)	339	6,617
ASGN, Inc. (a)	388	24,991
Ashford Hospitality Trust, Inc.	12,193	65,354
Aspen Technology, Inc. (a)	2,136	215,117
Assured Guaranty Ltd.	2,879	120,227
Atara Biotherapeutics, Inc. (a)	154	5,515
Avis Budget Group, Inc. (a)	622	22,280
Avista Corp.	269	10,870
Banner Corp.	156	9,692
Bed Bath & Beyond, Inc.	2,755	46,091
Berkshire Hills Bancorp, Inc.	151	4,729
BJ’s Restaurants, Inc.	2,439	116,682
Bloomin’ Brands, Inc.	9,674	200,058
Bluebird Bio, Inc. (a)	249	38,650
Blueprint Medicines Corp. (a)	154	12,657
BOK Financial Corp.	592	53,540
Booz Allen Hamilton Holding Corp.	3,900	206,154
Boston Beer Co., Inc., Class A (a)	625	195,350
Boyd Gaming Corp.	651	19,374
Brandywine Realty Trust	17,087	268,608
BrightSphere Investment Group PLC	10,339	146,297
Brinker International, Inc.	2,653	121,428
BRP, Inc., Subordinate Voting Shares	3,562	106,648
Bruker Corp.	3,668	140,154
Brunswick Corp.	3,193	168,399
Carpenter Technology Corp.	147	6,900
Carrols Restaurant Group, Inc. (a)	1,564	16,719
Charles River Laboratories International, Inc. (a)	102	14,501
Cheesecake Factory, Inc.	6,886	325,708
Chemed Corp.	1,277	420,772

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Chemical Financial Corp.	344	$15,766
ChemoCentryx, Inc. (a)	463	4,977
Chesapeake Lodging Trust	7,202	216,924
Churchill Downs, Inc.	373	34,987
Cinemark Holdings, Inc.	2,766	104,085
Citi Trends, Inc.	2,026	43,843
Clovis Oncology, Inc. (a)	292	8,842
CNO Financial Group, Inc.	2,946	50,170
Cogent Communications Holdings, Inc.	683	33,269
Colfax Corp. (a)	7,258	192,047
Columbia Sportswear Co.	989	101,818
Comfort Systems USA, Inc.	3,643	195,338
ConnectOne Bancorp, Inc.	1,426	30,759
CONSOL Energy, Inc. (a)	273	10,360
Continental Building Products, Inc. (a)	1,317	37,969
CoreCivic, Inc.	347	7,349
CorePoint Lodging, Inc.	5,364	74,935
Covenant Transportation Group, Inc., Class A (a)(c)	1,777	40,533
Crane Co.	2,919	246,860
CytomX Therapeutics, Inc. (a)	222	2,491
Dana, Inc.	6,678	131,891
Deckers Outdoor Corp. (a)	476	70,424
Denali Therapeutics, Inc. (a)	274	5,962
Diamond Offshore Drilling, Inc. (a)	6,800	64,940
DiamondRock Hospitality Co.	2,657	28,403
Domtar Corp.	1,987	101,158
Douglas Emmett, Inc.	3,521	135,911
DSW, Inc., Class A	1,194	35,354
Dunkin’ Brands Group, Inc.	3	214
DXP Enterprises, Inc. (a)	185	6,543
Eagle Materials, Inc.	837	63,980
EastGroup Properties, Inc.	302	31,909
Editas Medicine, Inc. (a)	159	3,280
El Paso Electric Co.	2,427	130,573
Emergent BioSolutions, Inc. (a)	159	9,278
Employers Holdings, Inc.	325	13,540
Enanta Pharmaceuticals, Inc. (a)	83	8,511
Encompass Health Corp.	4,758	300,420
Ennis, Inc.	2,172	46,046
Enova International, Inc. (a)	3,570	91,106
Enterprise Financial Services Corp.	3,377	152,573
Esperion Therapeutics, Inc. (a)	104	4,794
Evercore, Inc., Class A	3,990	367,479
Exact Sciences Corp. (a)	603	54,873
Exantas Capital Corp.	1,676	18,185
Exelixis, Inc. (a)	1,711	38,309
Extended Stay America, Inc.	10,147	185,081
FibroGen, Inc. (a)	379	21,906
First Horizon National Corp.	1,288	20,131
Five Below, Inc. (a)	586	70,525
Forrester Research, Inc.	1,146	57,529
Franklin Street Properties Corp.	7,490	54,228
Genomic Health, Inc. (a)	144	10,940
Global Blood Therapeutics, Inc. (a)	241	12,653
Globus Medical, Inc., Class A (a)	626	30,480
Great Southern Bancorp, Inc.	522	29,561
Greenhill & Co., Inc.	2,282	53,718
Greif, Inc., Class A	310	12,462
H&E Equipment Services, Inc.	814	23,435
Halozyme Therapeutics, Inc. (a)	855	14,749
Harsco Corp. (a)	3,219	72,041
HealthEquity, Inc. (a)	824	66,316
Heidrick & Struggles International, Inc.	5,883	253,616
Herbalife Nutrition Ltd. (a)	3,521	197,528
Herc Holdings, Inc. (a)	2,106	92,664
Herman Miller, Inc.	852	31,251
Heron Therapeutics, Inc. (a)(c)	229	6,062
Highwoods Properties, Inc.	103	4,770
Hillenbrand, Inc.	1,167	51,686

Security	Shares	Value

United States (continued)
HubSpot, Inc. (a)	1,059	$178,314
Huntsman Corp.	905	22,435
IDACORP, Inc.	1,175	115,632
ImmunoGen, Inc. (a)	900	4,248
Immunomedics, Inc. (a)(c)	538	8,479
Innoviva, Inc. (a)	858	13,471
Inogen, Inc. (a)	47	5,051
Insmed, Inc. (a)	258	7,650
Insperity, Inc.	3,173	400,655
Intercept Pharmaceuticals, Inc. (a)	102	10,173
Invitae Corp. (a)	414	8,330
Ionis Pharmaceuticals, Inc. (a)	603	42,807
Iovance Biotherapeutics, Inc. (a)	303	3,112
Ironwood Pharmaceuticals, Inc. (a)	1,122	15,977
Jabil, Inc.	1,651	46,888
K12, Inc. (a)	146	4,678
Kforce, Inc.	257	9,512
Landstar System, Inc.	1,145	124,439
Laredo Petroleum, Inc. (a)	41,323	141,738
Lexington Realty Trust	4,404	40,913
Ligand Pharmaceuticals, Inc. (a)	129	16,006
MacroGenics, Inc. (a)	72	1,440
Madrigal Pharmaceuticals, Inc. (a)	48	6,301
Mallinckrodt PLC (a)	968	24,161
Manhattan Associates, Inc. (a)	1,366	74,789
MarineMax, Inc. (a)	42	824
Masimo Corp. (a)	2,031	266,630
Materion Corp.	2,716	156,931
Matrix Service Co. (a)	287	5,995
McGrath RentCorp	3,682	220,331
Medpace Holdings, Inc. (a)	947	52,038
Mercury General Corp.	649	34,378
Momenta Pharmaceuticals, Inc. (a)	789	11,117
Morningstar, Inc.	472	59,736
Movado Group, Inc.	2,491	87,260
Myriad Genetics, Inc. (a)	567	17,594
National Instruments Corp.	1,938	90,582
NCI Building Systems, Inc. (a)	15,382	107,982
Nelnet, Inc., Class A	590	32,344
Neurocrine Biosciences, Inc. (a)	532	41,097
New Relic, Inc. (a)	2,669	282,247
New Senior Investment Group, Inc.	14,804	76,389
Noble Corp. PLC (a)	1,848	5,563
Nu Skin Enterprises, Inc., Class A	1,556	93,531
OMNOVA Solutions, Inc. (a)	1,791	14,597
OPKO Health, Inc. (a)	2,336	5,957
Oshkosh Corp.	1,842	143,326
Otter Tail Corp.	1,094	55,006
Outfront Media, Inc.	868	19,478
PacWest Bancorp	2,049	84,050
Park Hotels & Resorts, Inc.	2,258	70,540
Patterson Cos., Inc.	705	15,898
Paycom Software, Inc. (a)	61	11,086
Piedmont Office Realty Trust, Inc., Class A	7,860	160,894
PolyOne Corp.	1,595	52,029
Portland General Electric Co.	2,522	126,453
Portola Pharmaceuticals, Inc. (a)(c)	196	6,019
PotlatchDeltic Corp.	107	3,851
Protective Insurance Corp., Class B	551	11,632
PTC Therapeutics, Inc. (a)	171	5,906
Puma Biotechnology, Inc. (a)(c)	159	4,422
Pure Storage, Inc., Class A (a)	3,550	72,704
QAD, Inc., Class A	159	7,196
Rayonier, Inc.	269	7,927
RE/MAX Holdings, Inc., Class A	2,651	103,999
Redwood Trust, Inc.	1,832	28,030
Regal Beloit Corp.	868	72,704
REGENXBIO, Inc. (a)	280	14,484
Reliance Steel & Aluminum Co.	450	40,163
Repligen Corp. (a)	188	11,190

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Resources Connection, Inc.	2,162	$37,554
Retrophin, Inc. (a)(c)	126	2,843
Rexnord Corp. (a)	2,917	77,796
RingCentral, Inc., Class A (a)	1,171	123,295
RLI Corp.	186	13,117
RLJ Lodging Trust	2,819	52,349
Ruth’s Hospitality Group, Inc.	4,981	126,617
Ryder System, Inc.	1,854	115,245
Ryman Hospitality Properties, Inc.	483	39,118
Sage Therapeutics, Inc. (a)	209	33,283
Saia, Inc. (a)	281	18,591
SandRidge Energy, Inc. (a)	2,364	18,368
Sangamo Therapeutics, Inc. (a)	636	5,730
Sarepta Therapeutics, Inc. (a)	304	43,849
SeaWorld Entertainment, Inc. (a)	933	25,462
Shenandoah Telecommunications Co.	126	5,599
Shoe Carnival, Inc.	99	3,776
Signet Jewelers Ltd.	5,357	150,585
SITE Centers Corp.	1,858	24,804
Sleep Number Corp. (a)	2,553	111,438
Spark Therapeutics, Inc. (a)	129	14,616
Spectrum Pharmaceuticals, Inc. (a)	188	2,032
SPS Commerce, Inc. (a)	107	11,425
Sunstone Hotel Investors, Inc.	537	8,082
Superior Energy Services, Inc. (a)	22,428	104,963
Synovus Financial Corp.	9,787	388,348
Tableau Software, Inc., Class A (a)	67	8,837
Talos Energy, Inc. (a)	357	8,015
Taubman Centers, Inc.	1,146	61,174
Telephone & Data Systems, Inc.	7,969	255,406
Teradyne, Inc.	1,539	62,837
Terex Corp.	238	7,994
Tetra Tech, Inc.	2,465	147,949
Texas Capital Bancshares, Inc. (a)	452	27,586
Texas Roadhouse, Inc.	670	42,418
Tier REIT, Inc.	1,185	28,736
Titan Machinery, Inc. (a)	3,567	68,522
Tower International, Inc.	5,649	144,897
Twilio, Inc., Class A (a)	136	16,550
Ultragenyx Pharmaceutical, Inc. (a)	202	12,956
Umpqua Holdings Corp.	2,315	42,087
Unit Corp. (a)	1,140	17,727
United States Cellular Corp. (a)	41	1,914
Universal Logistics Holdings, Inc.	2,722	60,292
Urban Outfitters, Inc. (a)	7,375	227,519
USANA Health Sciences, Inc. (a)	2,121	208,919
Vanda Pharmaceuticals, Inc. (a)	264	5,343
W&T Offshore, Inc. (a)	1,149	5,986
Weingarten Realty Investors	410	11,812
Werner Enterprises, Inc.	2,011	69,440
Westwood Holdings Group, Inc.	1,176	45,452
White Mountains Insurance Group Ltd.	11	10,333
Whiting Petroleum Corp. (a)	3,838	93,532
Williams-Sonoma, Inc.	179	10,411
Wingstop, Inc.	684	45,561
Wintrust Financial Corp.	2,584	190,363
Workiva, Inc. (a)	167	8,258
WR Grace & Co.	475	36,893
Wyndham Destinations, Inc.	999	44,985
Xencor, Inc. (a)	202	6,129
Zebra Technologies Corp., Class A (a)	392	78,600
Zendesk, Inc. (a)	116	9,166
Zscaler, Inc. (a)	831	41,284
Zumiez, Inc. (a)	1,543	38,112

		16,650,988

Total Long-Term Investments — 95.7% (Cost: $30,749,927)		32,360,524

Security		Shares	Value

Short-Term Securities — 4.9%

Money Market Funds — 0.1%
SL Liquidity Series, LLC, Money Market Series, 2.63% (d)(e)(f)		31,201	$31,211

Total Money Market Funds — 0.1% (Cost: $31,208)			31,211

		Par (000)

Time Deposits — 4.8%

Australia — 0.6%
Brown Brothers Harriman & Co., 0.76%, 03/01/19	AUD	292	206,985

Canada — 0.7%
Brown Brothers Harriman & Co., 0.82%, 03/01/19	CAD	300	227,954

Europe — 0.7%
Citibank, New York, (0.57)%, 03/01/19	EUR	200	227,047

Hong Kong — 0.2%
HSBC, 0.36%, 03/01/19	HKD	459	58,431

Japan — 0.3%
Sumitomo, Tokyo, (0.27)%, 03/01/19	JPY	13,600	122,010

Norway — 0.4%
Brown Brothers Harriman & Co., 0.35%, 03/01/19	NOK	1,171	136,820

South Africa — 0.0%
Brown Brothers Harriman & Co., 5.14%, 03/01/19	ZAR	67	4,726

United Kingdom — 0.5%
Citibank, New York, 0.36%, 03/01/19	GBP	133	176,302

United States — 1.4%
Barclays, London, 2.40%, 03/01/19	USD	463	462,871

Total Time Deposits — 4.8% (Cost: $1,619,831)			1,623,146

Total Short-Term Securities — 4.9% (Cost: $1,651,039)			1,654,357

Total Investments — 100.6% (Cost: $32,400,966)
			34,014,881

Liabilities in Excess of Other Assets — (0.6)%			(186,824)

Net Assets — 100.0%			$33,828,057

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.
(f)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
SL Liquidity Series, LLC, Money Market Series	344,835	(313,634)	31,201	$31,211	$792	(a)	$(132)	$(31)

(a)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Yen Index	2	03/07/19	$193	$2,034
Euro STOXX 50 Index	6	03/15/19	225	6,324
FTSE 100 Index	1	03/15/19	94	4,197
Mini MSCI Emerging Markets Index	3	03/15/19	157	(539)
Russell 2000 E-Mini Index	10	03/15/19	788	9,743

				$21,759

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$22,298	$—	$—	$—	$22,298

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$539	$—	$—	$—	$539

(a)

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$104,866	$—	$—	$—	$104,866

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,745)	$—	$—	$—	$(3,745)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,156,465

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$539,427	$—	$539,427
Austria	—	251,633	—	251,633
Belgium	—	160,577	—	160,577
Brazil	242,315	—	—	242,315
Canada	1,006,511	—	—	1,006,511
China	45,498	434,292	—	479,790
Denmark	—	656,928	—	656,928
Finland	—	109,258	—	109,258
France	6,216	300,689	—	306,905
Germany	—	953,372	—	953,372
Hong Kong	—	344,802	—	344,802
Hungary	—	20,423	—	20,423
India	—	629,526	—	629,526
Israel	291,602	—	—	291,602
Italy	75,175	99,023	—	174,198
Japan	—	3,170,496	—	3,170,496
Malaysia	—	176,133	—	176,133
Mexico	392,028	—	—	392,028
Netherlands	—	210,342	—	210,342
Norway	—	396,665	—	396,665
Poland	—	48,775	—	48,775
Portugal	37,130	220,414	—	257,544
Singapore	—	23,665	—	23,665
South Africa	200,522	88,172	—	288,694
South Korea	161,278	72,305	—	233,583
Spain	12,034	318,203	—	330,237
Sweden	24,794	546,015	—	570,809
Switzerland	—	353,273	—	353,273
Taiwan	—	639,068	—	639,068
Thailand	—	460,460	—	460,460
Turkey	—	345,247	—	345,247
United Kingdom	529,370	1,115,880	—	1,645,250
United States	16,650,988	—	—	16,650,988
Short-Term Securities	—	1,623,146	—	1,623,146

Subtotal	$19,675,461	$14,308,209	$—	$33,983,670

Investments Valued at Net Asset Value (“NAV”)(a)				31,211

Total Investments				$34,014,881

Derivative Financial Instruments(b)

Assets:

Equity contracts	$22,298	$—	$—	$22,298

Liabilities:

Equity contracts	(539)	—	—	(539)

	$21,759	$—	$—	$21,759

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) February 28, 2019	Advantage Global SmallCap Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Investments:
Long-Term Investments:
Common Stocks:
France	$16,826	$—	$—	$(16,826)
Portugal	32,073			(32,073)
South Africa	95,090			(95,090)
Sweden	68,039			(68,039)
United Kingdom	737,868			(737,868)

	$949,896	—	—	$(949,896)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2019	Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.6%

Aerospace & Defense — 0.9%
BAE Systems PLC	51,263	$316,071

Auto Components — 1.3%
Adient PLC	7,982	155,170
Garrett Motion, Inc. (a)	11,070	185,312
Magna International, Inc.	2,200	116,006

		456,488

Automobiles — 0.4%
Ford Motor Co.	17,015	149,222

Banks — 6.0%
KeyCorp	38,830	685,738
Popular, Inc.	3,997	225,351
Regions Financial Corp.	50,215	823,526
SunTrust Banks, Inc.	6,850	444,360

		2,178,975

Beverages — 1.4%
Constellation Brands, Inc., Class A	1,076	182,016
Molson Coors Brewing Co., Class B	5,321	328,093

		510,109

Building Products — 2.9%
Johnson Controls International PLC	14,496	511,274
Masco Corp.	14,315	537,671

		1,048,945

Capital Markets — 3.5%
Affiliated Managers Group, Inc.	1,609	176,362
Blackstone Group LP	10,329	344,885
Raymond James Financial, Inc.	2,366	195,384
State Street Corp.	7,594	545,781

		1,262,412

Chemicals — 2.0%
Cabot Corp.	3,388	158,829
Eastman Chemical Co.	4,386	362,678
Huntsman Corp.	7,773	192,693

		714,200

Commercial Services & Supplies — 0.8%
KAR Auction Services, Inc.	6,478	305,438

Communications Equipment — 1.6%
Motorola Solutions, Inc.	2,100	300,552
Nokia OYJ—ADR	16,053	97,763
Telefonaktiebolaget LM Ericsson, Class B	19,593	178,595

		576,910

Construction Materials — 0.7%
CRH PLC	7,547	238,911

Containers & Packaging — 1.7%
International Paper Co.	4,103	187,999
Packaging Corp. of America	1,723	164,702
Westrock Co.	7,392	276,313

		629,014

Diversified Consumer Services — 0.5%
H&R Block, Inc.	7,303	176,367

Diversified Financial Services — 2.7%
AXA Equitable Holdings, Inc.	28,260	540,331
Jefferies Financial Group, Inc.	21,315	432,055

		972,386

Diversified Telecommunication Services — 0.5%
BCE, Inc.	3,993	177,689

Security	Shares	Value

Electric Utilities — 5.9%
Entergy Corp.	4,586	$428,011
Evergy, Inc.	6,585	368,167
FirstEnergy Corp.	24,465	996,949
PG&E Corp. (a)	20,080	341,962

		2,135,089

Electrical Equipment — 1.0%
Hubbell, Inc.	2,305	272,105
nVent Electric PLC	3,186	87,551

		359,656

Electronic Equipment, Instruments & Components — 2.3%
Avnet, Inc.	15,347	667,441
TE Connectivity Ltd.	2,201	180,680

		848,121

Energy Equipment & Services — 0.6%
Baker Hughes a GE Co.	3,394	89,534
Halliburton Co.	4,236	130,003

		219,537

Entertainment — 0.5%
Viacom, Inc., Class B	5,866	171,405

Equity Real Estate Investment Trusts (REITs) — 5.2%
Crown Castle International Corp.	2,529	300,319
Duke Realty Corp.	3,907	115,530
Lamar Advertising Co., Class A	5,371	416,628
PotlatchDeltic Corp.	6,920	249,051
Prologis, Inc.	5,988	419,519
Welltower, Inc.	1,782	132,420
Weyerhaeuser Co.	9,513	236,779

		1,870,246

Food Products — 2.1%
Bunge Ltd.	4,463	236,896
Conagra Brands, Inc.	7,980	186,493
Danone SA	2,505	189,201
Kellogg Co.	2,694	151,564

		764,154

Health Care Equipment & Supplies — 4.8%
ConvaTec Group PLC (b)	88,953	156,457
Koninklijke Philips NV	20,909	832,016
Smith & Nephew PLC — ADR	4,320	166,925
Zimmer Biomet Holdings, Inc.	4,515	560,402

		1,715,800

Health Care Providers & Services — 5.1%
AmerisourceBergen Corp.	1,220	101,626
Cardinal Health, Inc.	4,369	237,411
Cigna Corp.	2,651	462,440
Humana, Inc.	1,689	481,433
Laboratory Corp. of America Holdings (a)	1,062	157,431
McKesson Corp.	1,843	234,356
Quest Diagnostics, Inc.	2,049	177,341

		1,852,038

Household Durables — 1.2%
Newell Brands, Inc.	16,530	268,282
Whirlpool Corp.	1,110	157,076

		425,358

Household Products — 0.4%
Energizer Holdings, Inc.	3,438	157,735

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	5,134	88,459

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) February 28, 2019	Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 13.4%
Allstate Corp.	2,742	$258,790
American International Group, Inc.	6,296	271,987
Arthur J Gallagher & Co.	7,987	641,196
Assurant, Inc.	5,139	529,266
Assured Guaranty Ltd.	10,212	426,453
Brighthouse Financial, Inc. (a)	19,104	739,707
Everest Re Group Ltd.	667	150,815
Hartford Financial Services Group, Inc.	8,475	418,326
Marsh & McLennan Cos., Inc.	3,374	313,850
MetLife, Inc.	8,389	379,099
White Mountains Insurance Group Ltd.	236	221,696
Willis Towers Watson PLC	2,722	468,238

		4,819,423

IT Services — 3.1%
Amdocs Ltd.	4,310	239,507
Cognizant Technology Solutions Corp., Class A	5,058	359,017
Fidelity National Information Services, Inc.	4,682	506,358

		1,104,882

Leisure Products — 0.9%
Mattel, Inc. (a)	9,957	143,580
Polaris Industries, Inc.	2,309	196,796

		340,376

Machinery — 2.6%
Allison Transmission Holdings, Inc.	6,907	343,278
Pentair PLC	7,612	323,814
Stanley Black & Decker, Inc.	2,070	274,130

		941,222

Metals & Mining — 0.5%
Newmont Mining Corp.	4,869	166,130

Multiline Retail — 2.0%
Dollar General Corp.	3,234	383,100
Dollar Tree, Inc. (a)	3,378	325,403

		708,503

Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	4,905	288,463

Oil, Gas & Consumable Fuels — 7.7%
Devon Energy Corp.	8,533	251,809
Hess Corp.	11,917	689,398
Marathon Oil Corp.	20,365	338,059
Marathon Petroleum Corp.	5,789	358,976
ONEOK, Inc.	4,297	276,125
Valero Energy Corp.	2,082	169,808
Williams Cos., Inc.	25,800	688,602

		2,772,777

Personal Products — 0.5%
Nu Skin Enterprises, Inc., Class A	3,238	194,636

Pharmaceuticals — 0.6%
Mylan NV (a)	7,700	203,203

Real Estate Management & Development — 0.4%
Realogy Holdings Corp.	9,461	128,670

Road & Rail — 0.7%
Norfolk Southern Corp.	1,419	254,427

Semiconductors & Semiconductor Equipment — 2.6%
Marvell Technology Group Ltd.	34,669	691,647
NXP Semiconductors NV	2,639	240,993

		932,640

Software — 1.7%
Constellation Software, Inc.	727	620,808

Security		Shares	Value

Specialty Retail — 0.8%
Signet Jewelers Ltd.		1,710	$48,068
Williams-Sonoma, Inc.		4,112	239,154

			287,222

Wireless Telecommunication Services — 2.1%
Telephone & Data Systems, Inc.		23,153	742,054

Total Long-Term Investments — 96.6% (Cost: $33,399,043)			34,826,171

		Par (000)

Short-Term Securities — 3.6%

Time Deposits — 3.6%

United States — 3.6%
Citibank, New York, 2.40%, 3/01/19	USD	1,294	1,293,677

Total Short-Term Securities — 3.6% (Cost: $1,293,677)			1,293,677

Total Investments — 100.2% (Cost: $34,692,720)			36,119,848

Liabilities in Excess of Other Assets — (0.2)%			(63,158)

Net Assets — 100.0%			$36,056,690

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2019	Mid Cap Dividend Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

During the six months ended February 28, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
SL Liquidity Series, LLC, Money Market Series	667,945	(667,945)	—	—	$199	(a)	$(114)	$65

(a)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$316,071	$—	$316,071
Auto Components	456,488	—	—	456,488
Automobiles	149,222	—	—	149,222
Banks	2,178,975	—	—	2,178,975
Beverages	510,109	—	—	510,109
Building Products	1,048,945	—	—	1,048,945
Capital Markets	1,262,412	—	—	1,262,412
Chemicals	714,200	—	—	714,200
Commercial Services & Supplies	305,438	—	—	305,438
Communications Equipment	398,315	178,595	—	576,910
Construction Materials	—	238,911	—	238,911
Containers & Packaging	629,014	—	—	629,014
Diversified Consumer Services	176,367	—	—	176,367
Diversified Financial Services	972,386	—	—	972,386
Diversified Telecommunication Services	177,689	—	—	177,689
Electric Utilities	2,135,089	—	—	2,135,089
Electrical Equipment	359,656	—	—	359,656
Electronic Equipment, Instruments & Components	848,121	—	—	848,121
Energy Equipment & Services	219,537	—	—	219,537
Entertainment	171,405	—	—	171,405
Equity Real Estate Investment Trusts (REITs)	1,870,246	—	—	1,870,246
Food Products	574,953	189,201	—	764,154
Health Care Equipment & Supplies	727,327	988,473	—	1,715,800
Health Care Providers & Services	1,852,038	—	—	1,852,038
Household Durables	425,358	—	—	425,358
Household Products	157,735	—	—	157,735
Independent Power and Renewable Electricity Producers	88,459	—	—	88,459
Insurance	4,819,423	—	—	4,819,423
IT Services	1,104,882	—	—	1,104,882
Leisure Products	340,376	—	—	340,376
Machinery	941,222	—	—	941,222
Metals & Mining	166,130	—	—	166,130
Multiline Retail	708,503	—	—	708,503
Multi-Utilities	288,463	—	—	288,463
Oil, Gas & Consumable Fuels	2,772,777	—	—	2,772,777
Personal Products	194,636	—	—	194,636
Pharmaceuticals	203,203	—	—	203,203
Real Estate Management & Development	128,670	—	—	128,670

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) February 28, 2019	Mid Cap Dividend Fund

	Level 1	Level 2	Level 3	Total
Road & Rail	$254,427	$—	$—	$254,427
Semiconductors & Semiconductor Equipment	932,640	—	—	932,640
Software	620,808	—	—	620,808
Specialty Retail	287,222	—	—	287,222
Wireless Telecommunication Services	742,054	—	—	742,054
Short-Term Securities	—	1,293,677	—	1,293,677

Total Investments	$32,914,920	$3,204,928	$—	$36,119,848

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

February 28, 2019

	Advantage Global SmallCap Fund	Mid Cap Dividend Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$33,983,670	$36,119,848
Investments at value — affiliated(c)	31,211	—
Cash pledged for futures contracts	87,000	—
Foreign currency at value(d)	92,526	—
Receivables:
Investments sold	52,929	219,164
Securities lending income — affiliated	33	—
Dividends — unaffiliated	90,698	66,980
From the Manager	53,018	23,528
Variation margin on futures contracts	1,297	—
Prepaid expenses	6,609	6,962

Total assets	34,398,991	36,436,482

LIABILITIES
Cash collateral on securities loaned at value	29,797	—
Payables:
Investments purchased	70,990	—
Board realignment and consolidation	1,301	1,296
Accounting services fees	29,569	29,391
Capital shares redeemed	251,809	262,514
Custodian fees	55,604	24,763
Other accrued expenses	78,371	27,219
Other affiliates	295	234
Printing fees	17,774	12,908
Professional fees	23,524	16,899
Trustees’ and Officer’s fees	4,610	4,568
Variation margin on futures contracts	7,290	—

Total liabilities	570,934	379,792

NET ASSETS	$33,828,057	$36,056,690

NET ASSETS CONSIST OF
Paid-in capital	$35,831,679	$36,213,734
Accumulated loss	(2,003,622)	(157,044)

NET ASSETS	$33,828,057	$36,056,690

Net asset value per share	$11.44	$11.19

Shares outstanding(e)	2,956,246	3,221,633

(a) Investments at cost — unaffiliated	$32,369,758	$34,692,720
(b) Securities loaned at value	$28,405	$—
(c) Investments at cost — affiliated	$31,208	$—
(d) Foreign currency at cost	$92,984	$—
(e) Unlimited number of shares authorized, $0.01 par value.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations  (unaudited)

Six Months Ended February 28, 2019

	Advantage Global SmallCap Fund		Mid Cap Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	659,867		600,919
Securities lending income — affiliated — net	792		199
Foreign taxes withheld	(25,049)		(3,382)

Total investment income	635,610		597,736

EXPENSES
Investment advisory	238,133		184,123
Custodian	86,761		11,654
Professional	24,419		18,495
Accounting services	19,792		19,794
Registration	12,621		11,879
Transfer agent	11,477		11,303
Printing	11,025		6,086
Trustees and Officer	7,489		7,483
Board realignment and consolidation	510		507
Miscellaneous	20,006		3,210

Total expenses excluding tax expenses	432,233		274,534
Tax Expenses	57		57

Total expenses	432,290		274,591
Less fees waived and/or reimbursed by the Manager	(431,723)		(274,027)

Total expenses after fees waived and/or reimbursed	567		564

Net investment income	635,043		597,172

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(132)		(114)
Investments — unaffiliated	(2,935,852	)(a)	(72,707)
Futures contracts	104,866		—
Foreign currency transactions	9,390		2,111

	(2,821,728)		(70,710)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(31)		65
Investments — unaffiliated	(6,165,408)		(6,025,177)
Futures contracts	(3,745)		—
Foreign currency translations	566		(3)

	(6,168,618)		(6,025,115)

Net realized and unrealized loss	(8,990,346)		(6,095,825)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,355,303)		$(5,498,653)

(a)	Net of $(9,509) foreign capital gain tax.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Advantage Global SmallCap Fund
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$635,043	$2,103,851
Net realized gain (loss)	(2,821,728)	5,963,715
Net change in unrealized appreciation (depreciation)	(6,168,618)	4,717,744

Net increase (decrease) in net assets resulting from operations	(8,355,303)	12,785,310

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and realized gain	(6,400,626)	(4,728,556)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(36,347,013)	(27,913,586)

NET ASSETS(b)
Total increase (decrease) in net assets	(51,102,942)	(19,856,832)
Beginning of period	84,930,999	104,787,831

End of period	$33,828,057	$84,930,999

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets  (continued)

	Mid Cap Dividend Fund
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$597,172	$1,917,216
Net realized gain (loss)	(70,710)	3,610,054
Net change in unrealized appreciation (depreciation)	(6,025,115)	8,443,600

Net increase (decrease) in net assets resulting from operations	(5,498,653)	13,970,870

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(5,194,857)	(2,568,169)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,797,681)	(23,463,105)

NET ASSETS(b)
Total increase (decrease) in net assets	(44,491,191)	(12,060,404)
Beginning of period	80,547,881	92,608,285

End of period	$36,056,690	$80,547,881

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	Advantage Global SmallCap Fund
	Six Months Ended 02/28/19 (unaudited)		Year Ended 08/31/2018	Period from 05/01/2017 to 08/31/2017		Year Ended April 30,
						2017		2016	2015	2014

Net asset value, beginning of period	$14.05		$12.88	$14.16		$12.32		$14.49	$16.29	$14.09

Net investment income(a)	0.14		0.31	0.14		0.22		0.15	0.22	0.21
Net realized and unrealized gain (loss)	(1.24)		1.49	0.64		1.90		(1.53)	0.40	3.58

Net increase (decrease) from investment operations	(1.10)		1.80	0.78		2.12		(1.38)	0.62	3.79

Distributions(b)
From net investment income	(0.43)		(0.40)	(0.16)		(0.28)		(0.21)	(0.03)	(0.39)
From net realized gain	(1.08)		(0.23)	(1.90)		—		(0.58)	(2.39)	(1.20)

Total distributions	(1.51)		(0.63)	(2.06)		(0.28)		(0.79)	(2.42)	(1.59)

Net asset value, end of period	$11.44		$14.05	$12.88		$14.16		$12.32	$14.49	$16.29

Total Return(c)
Based on net asset value	(6.94	)%(d)	14.38%	5.43	%(d)	17.33	%(e)	(9.86)%	4.48%	27.71%

Ratios to Average Net Assets
Total expenses	1.54	%(f)	1.44%	1.24	%(f)(g)	1.18%		1.14%	1.07%	1.08%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.01%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.00	%(f)	0.00%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Net investment income	2.27	%(f)	2.32%	3.09	%(f)	1.65%		1.17%	1.46%	1.35%

Supplemental Data

Net assets, end of period (000)	$ 33,828		$ 84,931	$ 104,788		$116,168		$113,029	$175,671	$171,594

Portfolio turnover rate	93%		170%	143%		69%		86%	91%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.35%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Mid Cap Dividend Fund
	Six Months Ended 02/28/19 (unaudited)		Year Ended 08/31/2018	Period from 05/01/2017 to 08/31/2017		Year Ended April 30,
						2017		2016	2015	2014

Net asset value, beginning of period	$12.98		$11.37	$14.32		$12.20		$14.27	$15.83	$14.10

Net investment income(a)	0.12		0.28	0.11		0.21		0.22	0.25	0.24
Net realized and unrealized gain (loss)	(0.84)		1.69	(0.23)		2.13		(0.62)	0.68	2.83

Net increase (decrease) from investment operations	(0.72)		1.97	(0.12)		2.34		(0.40)	0.93	3.07

Distributions(b)
From net investment income	(0.18)		(0.35)	(0.06)		(0.20)		(0.22)	(0.23)	(0.24)
From net realized gain	(0.89)		(0.01)	(2.77)		(0.02)		(1.45)	(2.26)	(1.10)

Total distributions	(1.07)		(0.36)	(2.83)		(0.22)		(1.67)	(2.49)	(1.34)

Net asset value, end of period	$11.19		$12.98	$11.37		$14.32		$12.20	$14.27	$15.83

Total Return(c)
Based on net asset value	(5.28	)%(d)	17.58%	(1.37	)%(d)	19.24	%(e)	(2.62)%	6.58%	22.36%

Ratios to Average Net Assets
Total expenses	0.97	%(f)	0.95%	0.92	%(f)(g)	0.85%		0.83%	0.81%	0.81%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Net investment income	2.11	%(f)	2.30%	2.55	%(f)	1.53%		1.72%	1.66%	1.58%

Supplemental Data

Net assets, end of period (000)	$ 36,057		$ 80,548	$ 92,608		$106,594		$101,503	$165,931	$167,656

Portfolio turnover rate	22%		42%	144%		82%		91%	83%	61%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.04%.

See notes to financial statements.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
Advantage Global SmallCap Fund	Advantage Global SmallCap	Diversified
Mid Cap Dividend Fund	Mid Cap Dividend	Diversified

Investors may only purchase shares in the Funds by entering into a wrap-fee program or other separately managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 13, 2018, the Board of Trustees approved a proposal to liquidate both the Advantage Global Small Cap and Mid Cap Dividend Funds. Effective January 15, 2019, both Funds no longer accepted purchase orders from new investors or existing shareholders. The liquidation of both Funds was completed on March 15, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Advantage Global SmallCap securities lending agreement by counterparty which are subject to offset under an MSLA:

Advantage Global SmallCap
	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Counterparty
Deutsche Bank Securities, Inc.	$12,899	$(12,899)	$—
National Financial Services LLC	14,784	(14,784)	—
State Street Bank & Trust Co.	722	(722)	—

	$28,405	$(28,405)	$—

(a)

Cash collateral with a value of $29,797 has been received in connection with securities lending agreements for Advantage Global SmallCap. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
	Advantage Global SmallCap	Mid Cap Dividend
First $1 Billion	0.85%	0.65%
$1 Billion — $3 Billion	0.80	0.61
$3 Billion — $5 Billion	0.77	0.59
$5 Billion — $10 Billion	0.74	0.57
Greater than $10 Billion	0.72	0.55

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses which includes taxes. This agreement has no fixed termination date and will remain in effect for as long as shares of a Fund may be purchased and held only by or on behalf of separately managed account clients who have retained the Manager to manage their accounts pursuant to an investment management agreement with the Manager and/or a managed account program sponsor.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Advantage Global SmallCap	$238,133
Mid Cap Dividend	184,123

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended February 28, 2019, there were no fees waived by the Manager pursuant to this arrangement.

In addition, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Advantage Global SmallCap	$193,590
Mid Cap Dividend	89,904

For the six months ended February 28, 2019, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Global SmallCap	$442
Mid Cap Dividend	426

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Mid Cap Dividend retains 73.5% of securities lending income (which excludes collateral investment expenses), and

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the securities lending agreement, Advantage Global SmallCap retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Mid Cap Dividend will retain 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage Global SmallCap will retain 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended February 28, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Global SmallCap	$144
Mid Cap Dividend	63

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended February 28, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments excluding short-term securities, were as follows:

	Advantage Global SmallCap	Mid Cap Dividend
Purchases	$51,970,393	$12,354,258
Sales	92,996,137	48,904,248

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended August 31, 2018, the period ended August 31, 2017 and each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global SmallCap	Mid Cap Dividend
Tax cost	$33,178,129	$35,290,701

Gross unrealized appreciation	$2,298,541	$2,669,883
Gross unrealized depreciation	(1,440,030)	(1,840,736)

Net unrealized appreciation	$858,511	$829,147

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2019, the Funds did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including

32	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Advantage Global SmallCap invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities, and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

As of period end, Mid Cap Dividend invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 02/28/2019		Year Ended 08/31/2018
	Shares	Amount	Shares	Amount
Advantage Global SmallCap
Shares sold	99,734	$1,316,608	441,171	$5,979,732
Shares redeemed	(3,186,728)	(37,663,621)	(2,532,496)	(33,893,318)

Net decrease	(3,086,994)	$(36,347,013)	(2,091,325)	$(27,913,586)

Mid Cap Dividend
Shares sold	118,997	$1,500,048	684,027	$8,329,621
Shares redeemed	(3,103,598)	(35,297,729)	(2,622,941)	(31,792,726)

Net decrease	(2,984,601)	$(33,797,681)	(1,938,914)	$(23,463,105)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Advantage Global SmallCap Fund	$3,000,001	$1,728,555
Mid Cap Dividend Fund	2,495,024	73,145

Undistributed net investment income as of August 31, 2018 was as follows:

Advantage Global SmallCap Fund	$876,896
Mid Cap Dividend Fund	332,515

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include seven former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin

New York, NY 10019

34	F E B R U A R Y 28 , 2 0 1 9 2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of Managed Account Series with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	12,295,691	0
Susan J. Carter	12,295,691	0
Collette Chilton	12,295,691	0
Neil A. Cotty	12,295,691	0
Robert Fairbairn	12,295,691	0
Lena G. Goldberg	12,295,691	0
Robert M. Hernandez	12,295,691	0
Henry R. Keizer	12,295,691	0
Cynthia A. Montgomery	12,295,691	0
Donald C. Opatrny	12,295,691	0
John M. Perlowski	12,295,691	0
Joseph P. Platt	12,295,691	0
Mark Stalnecker	12,295,691	0
Kenneth L. Urish	12,295,691	0
Claire A. Walton	12,295,691	0

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

A D D I T I O N A L I N F O R M A T I O N	35

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in This Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

NVDR	Non-Voting Depositary Receipts

36	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS2-2/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: May 3, 2019

4